                          ANNUAL REPORT / JULY 31 2001

                              AIM ADVISOR FLEX FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                              AIM ADVISOR FLEX FUND


                     -------------------------------------

                      THE CIRCUS BY GEORGES PIERRE SEURAT

   ONE OF FRENCH ARTIST GEORGES SEURAT'S MOST FAMOUS PAINTINGS, "THE CIRCUS"

  FEATURES A GRACEFUL RIDER BALANCING ON THE BACK OF A WHITE HORSE. WHILE THE

 MOOD OF THE PAINTING IS CAREFREE, THE WORK WAS PAINSTAKINGLY EXECUTED. SEURAT

 PIONEERED A TECHNIQUE CALLED POINTILLISM USING TINY BRUSHSTROKES OF CONTRAST-

   ING COLORS. SEURAT PLANNED HIS PAINTINGS TO THE LAST DETAIL AND CAREFULLY

   PLACED EACH DOT, MUCH THE SAME WAY A FUND MANAGER CHOOSES THE INVESTMENTS

 FOR A PORTFOLIO. VIEWED AS A WHOLE, THE POINTS FORM A HARMONIOUS COMPOSITION.

                     -------------------------------------

AIM Advisor Flex Fund is for shareholders who seek a high total return on investment through growth of capital and current income, without regard to federal income tax considerations. The fund invests in a combination of equity securities and fixed- and variable-income securities.

THIS IS THE FINAL ANNUAL REPORT YOU WILL RECEIVE FOR AIM ADVISOR FLEX FUND. AS APPROVED BY SHAREHOLDERS, AIM ADVISOR FLEX FUND WAS REORGANIZED INTO AIM BALANCED FUND ON SEPTEMBER 10, 2001. AIM BALANCED FUND'S FISCAL YEAR END IS DECEMBER 31. YOUR FIRST ANNUAL REPORT FOR AIM BALANCED FUND WILL BE FOR THE FISCAL YEAR THAT ENDS DECEMBER 31, 2001. EARLY IN 2002, YOU WILL RECEIVE A FORM 1099 FOR YOUR INVESTMENT IN AIM ADVISOR FLEX FUND, WHICH WILL REFLECT ALL REQUIRED TAX INFORMATION NEEDED TO COMPLETE YOUR TAX RETURN.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o In addition to the returns as of the close of the fiscal year covered by this report, which are shown later in this document, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter end, which were as follows. Class A shares, one year, -3.96%; inception (12/31/96), 5.84%. Class B shares, one year, -3.42%; inception (3/3/98), -0.05%. Class C shares, one year, -0.03%; five years, 7.44%; ten years, 9.82%.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Flexible Portfolio Fund Index represents an average of the 30 largest flexible-portfolio funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

       AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
      GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

        This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              AIM ADVISOR FLEX FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    Fortunately, AIM Advisor Flex Fund's exposure to both the equity and the fixed-income markets tempered the effects of the stock market troubles, and the fund produced positive returns at net asset value for shareholders during the fiscal year. However, we remain cautious, inasmuch as the general economic slowdown and the challenging market conditions are lasting longer than expected.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                             AIM ADVISOR FLEX FUND

FUND POSTS POSITIVE RESULTS DESPITE DIFFICULT ENVIRONMENT

[IMAGE]

PORTFOLIO COMPOSITION
As of 7/31/01, based on total net assets

=================================================================================================
TOP 10 INDUSTRIES                                       TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------------------------
                                     % OF NET                                           % OF NET
                                      ASSETS                                             ASSETS
 1. Diversified Financial Services     10.3%             1. Citigroup Inc.                 3.4%

 2. Pharmaceuticals                     9.3              2. Microsoft Corp.                2.6

 3. Banks                               6.6              3. General Electric Co.           2.5

 4. Integrated Oil & Gas                5.9              4. Exxon Mobil Corp.              2.3

 5. Integrated                          5.8              5. Philip Morris Cos. Inc.        1.9
    Telecommunication Services

 6. Industrial Conglomerates            3.6              6. Merck & Co., Inc.              1.7

 7. Systems Software                    3.6              7. Johnson & Johnson              1.7

 8. Computer Hardware                   3.4              8. Procter & Gamble Co. (The)     1.7

 9. Semiconductors                      2.5              9. Freddie Mac                    1.6

10. Life & Health Insurance             2.2             10. Intel Corp.                    1.6

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=================================================================================================

IN VIEW OF THE ECONOMIC SLOWDOWN, HOW DID AIM ADVISOR FLEX FUND PERFORM?
Despite discouraging economic conditions, the fund posted positive numbers for the fiscal year ended July 31, 2001. The bond component of the portfolio helped buffer the fund against the worst of the market's volatility, demonstrating the stabilizing value of diversification. The fund's total returns (excluding sales charges) were 2.70% for Class A shares and 1.86% for Class B and Class C shares. This performance far outdistanced the negative results posted by its benchmark, the S&P 500. That index dipped far into the negative numbers with a return of -14.32%.

WHAT FACTORS HAVE BEEN DRIVING THE ECONOMIC DOWNTURN?
Most economic slowdowns result from reductions in consumer spending, but the present slowdown originated in the business sector. Many companies made large capital investments during the preceding boom, resulting in overcapacity that outpaced demand. Facing sudden declines in earnings, firms cut back production, and many had to lay off staff. The problem is not confined to the United States, but is worldwide.
    Consumer spending, which makes up two-thirds of U.S. gross domestic product, grew 1.3% in the first quarter of 2001, and slowed to 0.7% in the second. The U.S. unemployment rate increased slightly to 4.5% in June, causing concern that if it continued to rise, consumers might reduce expenditures and trigger a recession. It was hoped that the rebates from the recent tax cut would encourage consumer spending.

DID THE FEDERAL RESERVE'S INTEREST RATE CUTS IMPROVE STOCK AND BOND MARKETS? Changing its focus from inflation prevention to recession avoidance, the Fed made six cuts in short-term interest rates from January through June to reinvigorate growth. Historically, declining interest rates have been a powerful stimulus to both the fixed-income and the equity markets, but a slow-acting one, requiring six to 12 months to produce significant effects.
    Meanwhile, as more firms announced that earnings would miss targets and some announced layoffs, more investors worried. It was no longer enough to migrate from stocks to bonds; fixed-income investors demanded high quality ratings. Investment-grade corporate bonds outperformed other credit sectors (agency, mortgage and non-investment-grade corporate bonds) during the first half of 2001, continuing to hold an impressive return advantage over Treasury bonds. High yield instruments made a strong start early in the year but suffered negative returns in the second quarter.
    In the stock market, investors became less concerned about growing their money than keeping their money. In 2001, year to date, value outperformed growth across all market capitalizations. Initially, European and Asian stock markets

                      -------------------------------------

                        THE FUND TARGETED AN OVERWEIGHT-

                          ING IN CORPORATES, ESPECIALLY

                        THOSE OF HIGHER QUALITY, BECAUSE

                              OF THE WEAK ECONOMY.

                      -------------------------------------

          See important fund and index disclosures inside front cover.

================================================================================
TOP 10 FIXED-INCOME HOLDINGS
--------------------------------------------------------------------------------
                                                                % OF NET
                                     COUPON     MATURITY         ASSETS
 1. General Motors                    7.75%     01/19/10          0.4%
    Acceptance Corp.

 2. Wachovia Corp.                    6.25      08/04/08          0.4

 3. Ford Motor Co.                    6.50      08/01/18          0.4

 4. Marsh & McLennan Cos., Inc.       6.63      06/15/04          0.4

 5. Bank of America Corp.             6.63      06/15/04          0.4

 6. El Paso Corp.                     8.05      10/15/30          0.4

 7. Anheuser-Busch Cos., Inc.         5.38      09/15/08          0.4

 8. Manitoba                          7.50      02/22/10          0.4
    (Province of) (Canada)

 9. Wal-Mart Stores, Inc.             6.55      08/10/04          0.4

10. Beneficial Corp.                  6.63      09/27/04          0.4
================================================================================

                              [DETAIL OF ARTWORK]

remained stronger than the U.S. market, but during the year the malaise spread and those markets suffered as well. Since many investors shied away from tech stocks, tech valuations sagged even more. Only energy, health care and utilities had significant earnings growth year-over-year.

WHAT CHANGES WERE MADE IN THE FUND TO RESPOND TO THOSE CONDITIONS?
Strategy changes for the bond portion of the portfolio were moderate. Corporate issues were an attractive part of the bond markets during the first half of 2001. The fund targeted an overweighting in corporates, especially those of higher quality, because of the weak economy. The fund also modestly overweighted mortgage-backed securities, which performed well. After remaining duration-neutral during most of the year, the fund lengthened duration slightly toward the end of the second quarter of 2001, targeting a duration about three months longer than that of the Lehman Government/Credit Bond Index.
    Some sector shifts occurred within the stock portion of the portfolio. During the year, the fund established significant positions in pharmaceuticals and industrial conglomerates. Exposure to real estate investment trusts was trimmed. Investment in the computer software and services sector was reduced, while computer hardware, semiconductors and systems software came to the fore. Long distance telecommunications yielded ground to integrated telecommunication services. At the close of the period, the three largest sectors in the portfolio were financials, information technology and health care.

WHAT WERE SOME HOLDINGS THAT FUND MANAGERS CONSIDERED INTERESTING?
Citigroup and FleetBoston are stable, longtime giants among diversified financial firms. Morgan Stanley is also involved in global finance, with deep roots in securities trading and underwriting. Marsh & McLennan has become the world's largest insurance brokerage company, with additional involvement in money management, human resources and management consulting. Technological growth and change are not going to stop, bumps in the road notwithstanding. So the fund also continues to hold stock in some of the strongest names in technology, such as chipmaker Intel and software giant Microsoft.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FISCAL YEAR?
The slowdown has proven to be more persistent than many had expected, but some factors remained favorable. The rate cuts had demonstrated that the Fed was prepared to take aggressive action to keep the economy from sliding into recession. U.S. GDP continued to grow, though sluggishly, and inflation remained low.
    It is difficult to predict how markets will behave, but despite economic rough spots and the market's short-term fluctuations, fund managers believe that the falling interest rate environment provides encouraging prospects for both the stock and bond markets.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service which allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM ADVISOR FLEX FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR FLEX FUND VS. BENCHMARK INDEXES

7/31/91-7/31/01          in thousands

================================================================================
                    AIM Advisor    Lipper         S&P 500
                    Flex Fund,     Flexible       Index
                    Class C        Portfolio
                    Shares         Fund
                                   Index
--------------------------------------------------------------------------------
7/31/91             9,450          10,000         10,000
10/31/91            10,323         10,454         10,200
1/31/1992           10,815         11,047         10,705
4/30/1992           11,136         10,954         10,945
7/31/1992           11,501         11,300         11,277
10/31/1992          11,397         11,323         11,215
1/31/1993           11,947         11,933         11,836
4/30/1993           12,155         12,088         11,954
7/31/1993           12,274         12,474         12,259
10/31/1993          12,794         13,135         12,887
1/31/1994           13,296         13,590         13,357
4/30/1994           12,643         12,811         12,588
7/31/1994           12,878         12,885         12,891
10/31/1994          13,253         13,114         13,384
1/31/1995           13,283         12,978         13,427
4/30/1995           14,399         13,893         14,783
7/31/1995           15,505         15,010         16,251
10/31/1995          15,883         15,300         16,918
1/31/1996           16,928         16,222         18,612
4/30/1996           17,194         16,669         19,245
7/31/1996           17,067         16,331         18,941
10/31/1996          18,229         17,555         20,992
1/31/1997           19,386         18,682         23,512
4/30/1997           19,827         18,567         24,080
7/31/1997           22,440         21,047         28,812
10/31/1997          22,307         20,802         27,730
1/31/1998           23,260         21,599         29,837
4/30/1998           25,379         23,557         33,969
7/31/1998           24,630         23,524         34,374
10/31/1998          25,081         23,104         33,834
1/31/1999           26,184         25,500         39,537
4/30/1999           27,433         26,161         41,384
7/31/1999           26,986         25,982         41,318
10/31/1999          25,640         26,135         42,517
1/31/2000           24,640         26,702         43,625
4/30/2000           25,091         27,582         45,572
7/31/2000           24,466         27,599         45,023
10/31/2000          25,325         28,035         45,101
1/31/2001           25,770         27,749         43,233
4/30/2001           25,196         26,329         39,663
7/31/2001           24,933         25,991         38,574

Past performance cannot guarantee comparable future results.

The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. DUE TO RECENT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================
Source: Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/31/96)             5.74%
  1 year                          -3.01

CLASS B SHARES
  Inception (3/3/98)              -0.05%
  1 year                          -2.42

CLASS C SHARES
  10 years                         9.57%
  5 years                          7.87
  1 year                           1.01

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

================================================================================
ABOUT THIS CHART
This chart compares your fund's Class C shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 7/31/91-7/31/01. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. It is important to note that the S&P 500 represents the stock market only, while a portion of AIM Advisor Flex Fund is invested in the bond market.
    An index of funds such as the Lipper Flexible Portfolio Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

                              AIM ADVISOR FLEX FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                              AIM ADVISOR FLEX FUND


SECTORS ARE COMPONENTS OF BROAD ECONOMIC PICTURE

SECTOR COMPOSITION OF THE S&P 500

As of 6/30/01

                                   [PIE CHART]

================================================================================

Health Care                   12.9%

Information Technology        18.5%

Materials                      2.5%

Financials                    17.9%

Utilities                      3.7%

Industrials                   11.4%

Telecommunication Services     5.6%

Consumer Staples               7.6%

Consumer Discretionary        13.3%

Energy                         6.6%

================================================================================

In assessing financial and economic developments, analysts frequently refer to sectors. A sector is a segment of the economy. Each sector is composed of a group of related industries. Together, the various sectors form a snapshot of the economy as a whole.
    Various analysts often use slightly different labels for economic sectors. Standard & Poor's Corporation (S&P) defines 10 major economic sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities.

MARKET INDEXES GENERALLY SECTOR-WEIGHTED
The benchmark Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is made up of stocks representing these 10 sectors. Most other broad market indexes are similarly constructed.
    In the S&P 500, these sectors are represented in different proportions to reflect the economic landscape of the United States. Sector representation in the index is periodically adjusted to reflect changes in the country's economic makeup. As of June 30, 2001, information technology was the largest sector component of the S&P 500, making up nearly 20% of the index, followed by financials and consumer discretionary.

SECTORS OFTEN CONSIST OF MANY INDUSTRIES
Sectors can include a fairly broad range of industries. In the health care sector, for example, S&P includes biotechnology, health care distributors and services, health care equipment, health care facilities, health care supplies, managed health care and pharmaceuticals. Information technology includes application software, computer hardware, Internet software and services, semiconductors and several other industries. Some sectors consist of just a few industries. For instance, S&P includes only alternative carriers, integrated telecommunication services and wireless telecommunication services in telecommunication services.
    Different analysts sometimes vary in the specific industries that they place in a particular economic sector. AIM uses the S&P system to organize information in shareholder reports on equity funds.

SEGMENTS OF ECONOMY CAN GROW AT DIFFERENT RATES
While past performance cannot guarantee comparable future results, technology, consumer cyclicals and health care have been the growth sectors of the economy in recent years. Mutual funds seeking a high rate of growth have tended to have a significant portion of their assets invested in companies in these sectors. More conservative growth funds or more income-oriented funds might favor other sectors, such as utilities.
    Stock mutual funds can invest in several sectors or in a single sector. Some so-called sector funds actually only invest in a specific industry, such as biotechnology or semiconductors. Even within a sector, there can be a wide variance in the performance of different industries. Sector funds generally have a greater risk/reward potential than those that invest in multiple sectors.

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-76.59%

AEROSPACE & DEFENSE-0.45%

United Technologies Corp.                          13,800   $  1,012,920
========================================================================

ALUMINUM-0.78%

Alcoa Inc.                                         44,700      1,753,581
========================================================================

APPAREL RETAIL-0.87%

Limited, Inc. (The)                               115,000      1,951,550
========================================================================

AUTOMOBILE MANUFACTURERS-0.97%

Ford Motor Co.                                     85,900      2,187,873
========================================================================

BANKS-4.93%

Bank of America Corp.                              29,700      1,889,514
------------------------------------------------------------------------
FleetBoston Financial Corp.                        88,600      3,324,272
------------------------------------------------------------------------
Mellon Financial Corp.                             47,300      1,798,346
------------------------------------------------------------------------
PNC Financial Services Group                       28,600      1,897,610
------------------------------------------------------------------------
Wells Fargo & Co.                                  47,100      2,169,426
========================================================================
                                                              11,079,168
========================================================================

BREWERS-0.48%

Anheuser-Busch Cos., Inc.                          24,900      1,078,419
========================================================================

BROADCASTING & CABLE TV-0.62%

Comcast Corp.-Class A(a)                           36,400      1,384,292
========================================================================

COMPUTER HARDWARE-3.35%

Compaq Computer Corp.                             130,800      1,954,152
------------------------------------------------------------------------
Dell Computer Corp.(a)                             50,800      1,368,044
------------------------------------------------------------------------
Hewlett-Packard Co.                                38,300        944,478
------------------------------------------------------------------------
International Business Machines Corp.              17,100      1,799,091
------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                          90,000      1,466,100
========================================================================
                                                               7,531,865
========================================================================

CONSTRUCTION & FARM MACHINERY-1.12%

Caterpillar, Inc.                                  45,700      2,518,070
========================================================================

CONSUMER FINANCE-1.36%

Capital One Financial Corp.                        29,600      1,902,392
------------------------------------------------------------------------
Household International, Inc.                      17,400      1,153,446
========================================================================
                                                               3,055,838
========================================================================

DATA PROCESSING SERVICES-0.68%

First Data Corp.                                   22,200      1,538,904
========================================================================

DIVERSIFIED CHEMICALS-1.38%

Dow Chemical Co. (The)                             37,100      1,350,440
------------------------------------------------------------------------
Du Pont (E. I.) de Nemours & Co.                   40,800      1,747,056
========================================================================
                                                               3,097,496
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

DIVERSIFIED FINANCIAL SERVICES-9.07%

Citigroup Inc.                                    151,700   $  7,616,857
------------------------------------------------------------------------
Fannie Mae                                         35,300      2,938,725
------------------------------------------------------------------------
Franklin Resources, Inc.                           18,400        793,776
------------------------------------------------------------------------
Freddie Mac                                        53,900      3,688,916
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            74,500      3,225,850
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   35,500      2,123,610
========================================================================
                                                              20,387,734
========================================================================

ELECTRIC UTILITIES-0.41%

Reliant Energy, Inc.                               29,200        919,800
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.76%

Emerson Electric Co.                               30,000      1,720,800
========================================================================

FOOD DISTRIBUTORS-0.53%

SUPERVALU INC                                      57,400      1,203,678
========================================================================

FOOD RETAIL-0.52%

Kroger Co. (The)(a)                                44,400      1,170,384
========================================================================

GENERAL MERCHANDISE STORES-0.99%

Target Corp.                                       57,800      2,236,860
========================================================================

HOME IMPROVEMENT RETAIL-1.09%

Lowe's Cos., Inc.                                  64,100      2,447,338
========================================================================

HOUSEHOLD PRODUCTS-1.66%

Procter & Gamble Co. (The)                         52,500      3,728,550
========================================================================

INDUSTRIAL CONGLOMERATES-3.24%

General Electric Co.                              129,100      5,615,850
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  31,500      1,675,800
========================================================================
                                                               7,291,650
========================================================================

INDUSTRIAL GASES-0.58%

Praxair, Inc.                                      28,900      1,310,326
========================================================================

INDUSTRIAL MACHINERY-1.11%

Illinois Tool Works Inc.                           39,800      2,507,400
========================================================================

INSURANCE BROKERS-0.66%

Marsh & McLennan Cos., Inc.                        14,700      1,475,880
========================================================================

INTEGRATED OIL & GAS-5.22%

BP PLC-ADR (United Kingdom)                        17,700        874,734
------------------------------------------------------------------------
Chevron Corp.                                      31,900      2,915,341
------------------------------------------------------------------------
Exxon Mobil Corp.                                 122,000      5,094,720
------------------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR (Netherlands)        49,350      2,862,300
========================================================================
                                                              11,747,095
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-5.39%

AT&T Corp.                                         52,500      1,061,025
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Cypress Communications Voting Trust(a)(b)(c)       10,701   $      2,488
------------------------------------------------------------------------
Qwest Communications International Inc.            42,640      1,108,640
------------------------------------------------------------------------
SBC Communications Inc.                            63,000      2,836,890
------------------------------------------------------------------------
Sprint Corp.                                       66,000      1,540,440
------------------------------------------------------------------------
Verizon Communications Inc.                        58,200      3,151,530
------------------------------------------------------------------------
WorldCom, Inc.-WorldCom Group(a)                  173,400      2,427,600
========================================================================
                                                              12,128,613
========================================================================

INTERNET SOFTWARE & SERVICES-0.00%

Internap Network Services Corp.(a)                    165            311
========================================================================

LIFE & HEALTH INSURANCE-2.16%

AFLAC, Inc.                                        52,700      1,558,866
------------------------------------------------------------------------
American General Corp.                             40,000      1,850,000
------------------------------------------------------------------------
UnumProvident Corp.                                51,000      1,455,030
========================================================================
                                                               4,863,896
========================================================================

MULTI-LINE INSURANCE-1.30%

American International Group, Inc.                 35,000      2,913,750
========================================================================

NETWORKING EQUIPMENT-0.99%

Cisco Systems, Inc.(a)                            115,900      2,227,598
========================================================================

OIL & GAS DRILLING-0.86%

Diamond Offshore Drilling, Inc.                    31,800        933,012
------------------------------------------------------------------------
ENSCO International Inc.                           23,800        492,422
------------------------------------------------------------------------
Transocean Sedco Forex Inc.                        15,700        506,953
========================================================================
                                                               1,932,387
========================================================================

PAPER PRODUCTS-0.89%

International Paper Co.                            49,000      2,002,140
========================================================================

PHARMACEUTICALS-9.29%

American Home Products Corp.                       25,600      1,543,936
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           50,000      2,957,000
------------------------------------------------------------------------
Johnson & Johnson                                  69,100      3,738,310
------------------------------------------------------------------------
Lilly (Eli) & Co.                                  24,100      1,910,648
------------------------------------------------------------------------
Merck & Co., Inc.                                  55,300      3,759,294
------------------------------------------------------------------------
Pfizer Inc.                                        54,700      2,254,734
------------------------------------------------------------------------
Pharmacia Corp.                                    55,300      2,467,486
------------------------------------------------------------------------
Schering-Plough Corp.                              57,700      2,253,185
========================================================================
                                                              20,884,593
========================================================================

PHOTOGRAPHIC PRODUCTS-0.48%

Eastman Kodak Co.                                  25,000      1,082,750
========================================================================

PROPERTY & CASUALTY INSURANCE-0.87%

Chubb Corp. (The)                                  28,000      1,964,760
========================================================================

RAILROADS-1.02%

Union Pacific Corp.                                42,600      2,287,194
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

REAL ESTATE INVESTMENT TRUSTS-0.05%

Wyndham International, Inc. Voting
  Trust(b)(c)                                       3,056   $    103,233
========================================================================

RESTAURANTS-1.09%

McDonald's Corp.                                   84,100      2,450,674
========================================================================

SEMICONDUCTORS-2.49%

Altera Corp.(a)                                    28,000        841,680
------------------------------------------------------------------------
Intel Corp.                                       119,800      3,571,238
------------------------------------------------------------------------
Texas Instruments Inc.                             34,400      1,186,800
========================================================================
                                                               5,599,718
========================================================================

SOFT DRINKS-0.51%

PepsiCo, Inc.                                      24,700      1,151,761
========================================================================

SYSTEMS SOFTWARE-3.58%

Computer Associates International, Inc.            30,600      1,055,088
------------------------------------------------------------------------
Microsoft Corp.(a)                                 86,900      5,751,911
------------------------------------------------------------------------
Oracle Corp.(a)                                    68,700      1,242,096
========================================================================
                                                               8,049,095
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.73%

Lucent Technologies Inc.(a)                       245,000      1,641,500
========================================================================

TOBACCO-1.90%

Philip Morris Cos. Inc.                            94,100      4,281,550
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.16%

AT&T Wireless Services Inc.(a)                     18,954        354,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $148,099,338)                          172,257,244
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-8.66%

AEROSPACE & DEFENSE-0.27%

Raytheon Co., Unsec. Notes, 6.50%, 07/15/05    $  615,000        608,463
========================================================================

AUTOMOBILE MANUFACTURERS-0.35%

Ford Motor Co., Unsec. Bonds, 6.50%, 08/01/18     850,000        789,174
========================================================================

BANKS-1.67%

Bank of America Corp., Sr. Notes, 6.63%,
  06/15/04                                        750,000        784,501
------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (Germany),
  Unsec. Sub. Notes, 6.38%, 10/15/05              650,000        670,793
------------------------------------------------------------------------
National City Corp., Unsec. Sub. Notes,
  7.20%, 05/15/05                                 700,000        738,136
------------------------------------------------------------------------
Wachovia Corp., Unsec. Sub. Notes, 6.25%,
  08/04/08                                        800,000        796,312
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Unsub. Notes,
  6.63%, 07/15/04                                 730,000        764,901
========================================================================
                                                               3,754,643
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

BREWERS-0.35%

Anheuser-Busch Cos., Inc., Unsec. Notes,
  5.38%, 09/15/08                              $  800,000   $    782,488
========================================================================

CONSUMER FINANCE-0.71%

Beneficial Corp.-Series I, Medium Term Notes,
  6.63%, 09/27/04                                 750,000        776,947
------------------------------------------------------------------------
General Motors Acceptance Corp., Unsec.
  Unsub. Notes, 7.75%, 01/19/10                   750,000        809,925
========================================================================
                                                               1,586,872
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.18%

CIT Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 7.63%, 08/16/05                          645,000        693,981
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes, 7.38%, 01/19/10              650,000        713,297
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), Bonds,
  7.63%, 08/17/05                                 450,000        483,858
------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Sr. Notes,
  7.75%, 06/15/05                                 700,000        755,643
========================================================================
                                                               2,646,779
========================================================================

ELECTRIC UTILITIES-0.22%

Dominion Resources, Inc.-Series A, Sr. Unsec.
  Unsub. Notes, 8.13%, 06/15/10                   450,000        500,566
========================================================================

GAS UTILITIES-0.35%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                        750,000        782,497
========================================================================

GENERAL MERCHANDISE STORES-0.64%

Target Corp., Sr. Unsec. Notes, 6.35%,
  01/15/11                                        650,000        657,852
------------------------------------------------------------------------
Wal-Mart Stores, Inc., Sr. Unsec. Notes,
  6.55%, 08/10/04                                 750,000        780,173
========================================================================
                                                               1,438,025
========================================================================

INDUSTRIAL CONGLOMERATES-0.34%

Tyco International Group (Bermuda), Unsec.
  Unsub. Gtd. Yankee Notes, 6.38%, 06/15/05       750,000        772,343
========================================================================

INSURANCE BROKERS-0.35%

Marsh & McLennan Cos., Inc., Sr. Unsec.
  Notes, 6.63%, 06/15/04                          750,000        787,838
========================================================================

INTEGRATED OIL & GAS-0.67%

Atlantic Richfield Co., Notes, 5.55%,
  04/15/03                                        750,000        766,215
------------------------------------------------------------------------
Conoco Inc., Sr. Unsec. Notes, 6.95%,
  04/15/29                                        750,000        741,315
========================================================================
                                                               1,507,530
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.40%

Sprint Capital Corp., Sr. Unsec. Gtd. Notes,
  6.88%, 11/15/28                                 850,000        756,449
------------------------------------------------------------------------
WorldCom, Inc.-WorldCom Group, Notes, 8.00%,
  05/15/06                                        130,000        137,388
========================================================================
                                                                 893,837
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

PACKAGED FOODS-0.20%

Kellogg Co.-Series B, Unsec. Unsub. Notes,
  6.00%, 04/01/06                              $  450,000   $    456,035
========================================================================

PROPERTY & CASUALTY INSURANCE-0.33%

Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                          700,000        733,579
========================================================================

RAILROADS-0.28%

Norfolk Southern Corp., Sr. Unsec. Notes,
  6.20%, 04/15/09                                 650,000        641,024
========================================================================

SOVEREIGN DEBT-0.35%

Manitoba (Province of) (Canada)-Series EM,
  Unsec. Unsub. Yankee Notes, 7.50%, 02/22/10     700,000        782,419
========================================================================
    Total Bonds & Notes (Cost $18,901,416)                    19,464,112
========================================================================

ASSET-BACKED SECURITIES-0.92%

U.S. GOVERNMENT SECURITIES-0.92%

Federal National Mortgage Association Grantor
  Trust-Series 2001-T7, Class A1, Pass
  Through Certificates, 7.50%, 02/25/41 (Cost
  $2,066,563)(b)                                2,000,000      2,075,450
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-7.11%

FEDERAL HOME LOAN BANK-0.89%

Disc. Notes,
  3.80%, 08/01/01(d)                            1,997,000      1,997,000
========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.82%

Debentures,
  6.88%, 01/15/05                               1,910,000      2,037,072
------------------------------------------------------------------------
  5.75%, 04/15/08                               1,500,000      1,525,980
------------------------------------------------------------------------
Pass Through Certificates,
  6.50%, 08/01/03 to 05/01/29                      49,669         49,762
------------------------------------------------------------------------
  6.00%, 06/01/29                                 482,689        474,845
========================================================================
                                                               4,087,659
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.93%

Debentures,
  5.13%, 02/13/04                               1,915,000      1,947,172
------------------------------------------------------------------------
  5.63%, 05/14/04                               1,500,000      1,543,140
------------------------------------------------------------------------
  7.00%, 07/15/05                               2,310,000      2,479,069
------------------------------------------------------------------------
Pass Through Certificates,
  8.50%, 03/01/10                                 592,546        624,763
========================================================================
                                                               6,594,144
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.47%

Pass Through Certificates,
  6.50%, 10/15/08                              $  491,962   $    509,333
------------------------------------------------------------------------
  7.00%, 10/15/08                                 574,993        599,609
------------------------------------------------------------------------
  6.00%, 11/15/08                                 606,703        620,918
------------------------------------------------------------------------
  8.00%, 11/15/30 to 01/20/31                   1,190,931      1,240,160
------------------------------------------------------------------------
  7.50%, 12/20/30                                 338,679        349,578
========================================================================
                                                               3,319,598
========================================================================
    Total U.S. Government Agency Securities
      (Cost $15,755,479)                                      15,998,401
========================================================================

U.S. TREASURY SECURITIES-7.04%

U.S. TREASURY NOTES-3.58%

  4.75%, 02/15/04                               5,520,000      5,616,600
------------------------------------------------------------------------
  6.88%, 05/15/06                               2,205,000      2,421,200
========================================================================
                                                               8,037,800
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY BONDS-2.63%

  7.13%, 02/15/23                              $  500,000   $    593,090
------------------------------------------------------------------------
  6.00%, 02/15/26                               2,090,000      2,190,006
------------------------------------------------------------------------
  5.50%, 08/15/28                               3,185,000      3,129,868
========================================================================
                                                               5,912,964
========================================================================

U.S. TREASURY STRIPS-0.83%(E)

  5.81%, 05/15/20                               5,550,000      1,868,685
========================================================================
    Total U.S. Treasury Securities (Cost
      $15,546,541)                                            15,819,449
========================================================================
TOTAL INVESTMENTS-100.32% (Cost $200,369,337)                225,614,656
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.32%)                           (717,517)
========================================================================
NET ASSETS-100.00%                                          $224,897,139
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Gtd.    - Guaranteed
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Restricted security. Investment in security not registered under the Securities Act of 1933 and is restricted as to resale.
(d) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $200,369,337)                                 $225,614,656
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    57,867
------------------------------------------------------------
  Dividends and interest                             938,247
------------------------------------------------------------
  Principal paydowns                                   7,172
------------------------------------------------------------
Investment for deferred compensation plan             36,613
------------------------------------------------------------
Other assets                                          56,052
============================================================
    Total assets                                 226,710,607
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           1,383,876
------------------------------------------------------------
  Deferred compensation plan                          36,613
------------------------------------------------------------
Accrued distribution fees                            262,386
------------------------------------------------------------
Accrued trustees' fees                                   875
------------------------------------------------------------
Accrued transfer agent fees                            3,006
------------------------------------------------------------
Accrued operating expenses                           126,712
============================================================
    Total liabilities                              1,813,468
============================================================
Net assets applicable to shares outstanding     $224,897,139
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 12,914,761
____________________________________________________________
============================================================
Class B                                         $  7,516,376
____________________________________________________________
============================================================
Class C                                         $204,466,002
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                              914,227
____________________________________________________________
============================================================
Class B                                              532,457
____________________________________________________________
============================================================
Class C                                           14,480,460
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      14.13
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.13 divided by
      94.50%)                                   $      14.95
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      14.12
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      14.12
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $12,276)                                      $  2,656,134
------------------------------------------------------------
Interest                                           4,864,282
============================================================
    Total investment income                        7,520,416
============================================================

EXPENSES:

Advisory fees                                      2,042,480
------------------------------------------------------------
Administrative services fees                          74,466
------------------------------------------------------------
Custodian fees                                        45,734
------------------------------------------------------------
Distribution fees -- Class A                          50,926
------------------------------------------------------------
Distribution fees -- Class B                          66,909
------------------------------------------------------------
Distribution fees -- Class C                       2,510,896
------------------------------------------------------------
Transfer agent fees -- Class A                        11,176
------------------------------------------------------------
Transfer agent fees -- Class B                         5,273
------------------------------------------------------------
Transfer agent fees -- Class C                       197,881
------------------------------------------------------------
Trustees' fees                                         8,787
------------------------------------------------------------
Other                                                259,394
============================================================
    Total expenses                                 5,273,922
============================================================
Less: Fees waived                                    (14,550)
------------------------------------------------------------
    Expenses paid indirectly                          (5,260)
============================================================
    Net expenses                                   5,254,112
============================================================
Net investment income                              2,266,304
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities      22,811,787
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities        (18,124,419)
============================================================
Net gain from investment securities                4,687,368
============================================================
Net increase in net assets resulting from
  operations                                    $  6,953,672
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000, and the year ended December 31, 1999

                                                               YEAR ENDED      SEVEN MONTHS ENDED     YEAR ENDED
                                                                JULY 31,            JULY 31,         DECEMBER 31,
                                                                  2001                2000               1999
                                                              -------------    ------------------    -------------
OPERATIONS:

  Net investment income                                       $   2,266,304      $   4,430,563       $  12,145,648
------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   22,811,787         13,272,106          98,684,082
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (18,124,419)       (51,778,138)       (110,583,574)
==================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                                 6,953,672        (34,075,469)            246,156
==================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (262,745)          (426,080)         (1,034,236)
------------------------------------------------------------------------------------------------------------------
  Class B                                                           (71,478)           (80,109)           (160,013)
------------------------------------------------------------------------------------------------------------------
  Class C                                                        (2,885,488)        (4,384,768)        (10,863,435)
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (2,012,825)                --          (3,757,847)
------------------------------------------------------------------------------------------------------------------
  Class B                                                          (917,665)                --            (958,788)
------------------------------------------------------------------------------------------------------------------
  Class C                                                       (37,499,274)                --         (58,115,071)
------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (8,325,829)       (13,938,126)         (3,267,326)
------------------------------------------------------------------------------------------------------------------
  Class B                                                         1,800,331         (2,906,169)          7,515,438
------------------------------------------------------------------------------------------------------------------
  Class C                                                       (91,167,701)      (244,215,314)          9,573,755
==================================================================================================================
    Net increase (decrease) in net assets                      (134,389,002)      (300,026,035)        (60,821,367)
==================================================================================================================

NET ASSETS:

  Beginning of year                                             359,286,141        659,312,176         720,133,543
==================================================================================================================
  End of year                                                 $ 224,897,139      $ 359,286,141       $ 659,312,176
__________________________________________________________________________________________________________________
==================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 189,185,045      $ 269,218,777       $ 530,444,492
------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                               (67,464)           838,102             952,680
------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     10,534,239         45,859,524          32,767,128
------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               25,245,319         43,369,738          95,147,876
==================================================================================================================
                                                              $ 224,897,139      $ 359,286,141       $ 659,312,176
__________________________________________________________________________________________________________________
==================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2001, undistributed net investment income was increased by $47,841, undistributed net realized gains decreased by $17,707,308 and paid-in capital increased by $17,659,467 as a result of differing book/tax treatment of paydowns and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the net fee paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $74,466 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $125,264 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $36,376, $66,909 and $2,510,896, respectively, as compensation under the Plans. For the year ended July 31, 2001, AIM Distributors waived fees of 14,550 for Class A shares.
  AIM Distributors received commissions of $8,352 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $26,706 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,260 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $5,260.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $194,633,473 and $323,771,322, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 37,578,763
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (15,966,179)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 21,612,584
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $204,002,072.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                             YEAR ENDED                  SEVEN MONTHS ENDED                  YEAR ENDED
                                            JULY 31, 2001                  JULY 31, 2000                 DECEMBER 31, 1999
                                     ---------------------------    ----------------------------    ----------------------------
                                       SHARES         AMOUNT          SHARES          AMOUNT          SHARES          SHARES
                                     ----------    -------------    -----------    -------------    -----------    -------------
Sold:
  Class A                               236,062    $   3,561,938        150,019    $   2,564,310        647,940    $  13,033,761
--------------------------------------------------------------------------------------------------------------------------------
  Class B                               213,330        3,112,520         59,840          996,864        289,189        5,853,184
--------------------------------------------------------------------------------------------------------------------------------
  Class C                               344,924        5,151,798        355,302        6,018,154      3,933,740       79,330,393
================================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                               153,952        2,156,584         22,720          378,080        240,465        4,199,593
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                65,568          916,835          4,095           68,135         59,674        1,031,441
--------------------------------------------------------------------------------------------------------------------------------
  Class C                             2,622,701       36,704,841        221,341        3,681,465      3,685,888       63,875,426
================================================================================================================================
Issued in connection with
  acquisitions:*
  Class A                                    --               --             --               --        623,953       11,614,157
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                    --               --             --               --        256,293        4,785,508
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                    --               --             --               --      7,871,114      146,770,808
================================================================================================================================
Reacquired:
  Class A                              (866,345)     (14,044,351)    (1,012,493)     (16,880,516)    (1,589,802)     (32,114,838)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                              (144,581)      (2,229,024)      (238,761)      (3,971,168)      (211,198)      (4,154,695)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                            (8,512,753)    (133,024,340)   (15,243,967)    (253,914,933)   (14,205,464)    (280,402,871)
================================================================================================================================
                                     (5,887,142)   $ (97,693,199)   (15,681,904)   $(261,059,609)     1,601,792    $  13,821,867
________________________________________________________________________________________________________________________________
================================================================================================================================

* On June 21, 1999, pursuant to a plan of reorganization and termination, AIM MultiFlex Fund ("MultiFlex Fund") transferred all of its assets to the Fund. The Fund assumed all of the liabilities of the MultiFlex Fund. Shareholders of the MultiFlex Fund were issued full and fractional shares of the applicable class of the Fund. The acquisition, which was approved by the shareholders of MultiFlex Fund on June 16, 1999, was accomplished by an exchange of 8,751,360 shares of the Fund for the 15,054,075 shares then outstanding of the MultiFlex Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or its shareholders. MultiFlex Fund's net assets, including $21,805,397 of unrealized appreciation, were combined with the Fund for total net assets after the acquisition of $892,863,343.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                             SEVEN MONTHS
                                                              YEAR ENDED        ENDED            YEAR ENDED DECEMBER 31,
                                                               JULY 31,        JULY 31,       -----------------------------
                                                               2001(a)           2000          1999       1998       1997
                                                              ----------    --------------    -------    -------    -------
Net asset value, beginning of period                           $ 16.47         $ 17.57        $ 20.06    $ 19.74    $ 16.63(b)
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23            0.24           0.46       0.39       0.41
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16           (1.10)         (0.68)      2.16       3.63
===========================================================================================================================
    Total from investment operations                              0.39           (0.86)         (0.22)      2.55       4.04
===========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)          (0.24)         (0.48)     (0.39)     (0.43)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.44)             --          (1.79)     (1.84)     (0.50)
===========================================================================================================================
    Total distributions                                          (2.73)          (0.24)         (2.27)     (2.23)     (0.93)
===========================================================================================================================
Net asset value, end of period                                 $ 14.13         $ 16.47        $ 17.57    $ 20.06    $ 19.74
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   2.70%          (4.91)%        (0.85)%    13.26%     24.60%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $12,915         $22,909        $39,195    $46,286    $25,151
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.22%(d)        1.26%(e)       1.13%      1.23%      1.45%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.32%(d)        1.36%(e)       1.39%      1.52%      1.55%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of net investment income to average net assets              1.54%(d)        2.25%(e)       2.30%      1.99%      2.34%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                             36%             41%            55%        34%        17%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $14,550,164.
(e)  Annualized.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                                             MARCH 3, 1998
                                                                            SEVEN MONTHS                      (DATE SALES
                                                              YEAR ENDED        ENDED         YEAR ENDED     COMMENCED) TO
                                                               JULY 31,       JULY 31,       DECEMBER 31,    DECEMBER 31,
                                                               2001(a)          2000             1999            1998
                                                              ----------    -------------    ------------    -------------
Net asset value, beginning of period                            $16.47         $17.59          $ 20.06          $20.69
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.12           0.17             0.31            0.22
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.15          (1.11)           (0.66)           1.22
==========================================================================================================================
    Total from investment operations                              0.27          (0.94)           (0.35)           1.44
==========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.18)         (0.18)           (0.33)          (0.23)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.44)            --            (1.79)          (1.84)
==========================================================================================================================
    Total distributions                                          (2.62)         (0.18)           (2.12)          (2.07)
==========================================================================================================================
Net asset value, end of period                                  $14.12         $16.47          $ 17.59          $20.06
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                   1.86%         (5.33)%          (1.50)%          7.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $7,516         $6,558          $10,076          $3,592
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.97%(c)       1.93%(d)         1.86%           2.00%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.97%(c)       1.93%(d)         2.02%           2.19%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of net investment income to average net assets              0.79%(c)       1.58%(d)         1.57%           1.22%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             36%            41%              55%             34%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,690,866.
(d)  Annualized.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                   SEVEN MONTHS
                                                     YEAR ENDED       ENDED                   YEAR ENDED DECEMBER 31,
                                                      JULY 31,       JULY 31,      ----------------------------------------------
                                                      2001(a)          2000        1999(a)       1998      1997(a)(b)    1996(b)
                                                     ----------    ------------    --------    --------    ----------    --------
Net asset value, beginning of period                  $  16.47       $  17.58      $  20.06    $  19.74     $  16.63     $  15.66
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.12           0.18          0.32        0.25         0.30         0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.15          (1.11)        (0.68)       2.14         3.60         1.81
=================================================================================================================================
    Total from investment operations                      0.27          (0.93)        (0.36)       2.39         3.90         2.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.18)         (0.18)        (0.33)      (0.23)       (0.29)       (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  (2.44)            --         (1.79)      (1.84)       (0.50)       (0.85)
=================================================================================================================================
    Total distributions                                  (2.62)         (0.18)        (2.12)      (2.07)       (0.79)       (1.14)
=================================================================================================================================
Net asset value, end of period                        $  14.12       $  16.47      $  17.58    $  20.06     $  19.74     $  16.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           1.86%         (5.28)%       (1.56)%     12.41%       23.64%       13.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $204,466       $329,819      $610,041    $670,256     $603,179     $489,918
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        1.97%(d)       1.93%(e)      1.86%       2.00%        2.20%        2.26%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     1.97%(d)       1.93%(e)      2.02%       2.19%        2.20%        2.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  0.79%(d)       1.58%(e)      1.57%       1.22%        1.59%        1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     36%            41%           55%         34%          17%          26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $251,089,655.
(e)  Annualized.

NOTE 9-SUBSEQUENT EVENT

The Board of Trustees of AIM Advisor Funds unanimously approved, on June 13, 2001, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Advisor Flex Fund ("Advisor Flex Fund"), would transfer substantially all of its assets to AIM Balanced Fund ("Balanced Fund"), a series of AIM Funds Group. As a result of the transaction, shareholders of Advisor Flex Fund would receive shares of Balanced Fund in exchange for their shares of Advisor Flex Fund, and Advisor Flex Fund would cease operations.

Shareholders approved the Plan at a Meeting held on August 16, 2001, and consummation of the Plan occurred on September 10, 2001.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Advisor Flex Fund
And Board of Trustees of AIM Advisor Funds:

We have audited the accompanying statement of assets and liabilities of AIM Advisor Flex Fund (a portfolio of AIM Advisor Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented from commencement of operations through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Flex Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                       OFFICERS                               OFFICE OF THE FUND

Robert H. Graham                                        Robert H. Graham                       11 Greenway Plaza
Chairman, President and Chief Executive Officer         Chairman and President                 Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                        Carol F. Relihan
Bruce L. Crockett                                       Senior Vice President and Secretary    INVESTMENT ADVISOR
Director
ACE Limited;                                            Gary T. Crum                           A I M Advisors, Inc.
Formerly Director, President and                        Senior Vice President                  11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                      Dana R. Sutton                         Houston, TX 77046
                                                        Vice President and Treasurer
Owen Daly II                                                                                   SUB-ADVISOR
Formerly Director                                       Robert G. Alley
Cortland Trust, Inc.                                    Vice President                         INVESCO Institutional (N.A.), Inc.
                                                                                               1315 Peachtree Street, N.E.
Albert R. Dowden                                        Stuart W. Coco                         Atlanta, GA 30309
Chairman, Cortland Trust, Inc. and DHJ Media, Inc.;     Vice President
and Director, Magellan Insurance Company                                                       TRANSFER AGENT
                                                        Melville B. Cox
Edward K. Dunn Jr.                                      Vice President                         A I M Fund Services, Inc.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 P.O. Box 4739
Vice Chairman, President and                            Karen Dunn Kelley                      Houston, TX 77210-4739
Chief Operating Officer,                                Vice President
Mercantile-Safe Deposit & Trust Co.; and                                                       CUSTODIAN
President, Mercantile Bankshares                        Edgar M. Larsen
                                                        Vice President                         State Street Bank and Trust Company
Jack M. Fields                                                                                 225 Franklin Street
Chief Executive Officer                                 Mary J. Benson                         Boston, MA 02110
Twenty First Century Group, Inc.;                       Assistant Vice President and
Formerly Member                                         Assistant Treasurer                    COUNSEL TO THE FUND
of the U.S. House of Representatives
                                                        Sheri Morris                           Ballard Spahr
Carl Frischling                                         Assistant Vice President and           Andrews & Ingersoll, LLP
Partner                                                 Assistant Treasurer                    1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP                                                          Philadelphia, PA 19103

Prema Mathai-Davis                                                                             COUNSEL TO THE TRUSTEES
Member, Visiting Committee,
Harvard University Graduate                                                                    Kramer, Levin, Naftalis & Frankel LLP
School of Education, New School University;                                                    919 Third Avenue
Formerly, Chief Executive Officer,                                                             New York, NY 10022
YWCA of the U.S.A.
                                                                                               DISTRIBUTOR
Lewis F. Pennock
Partner, Pennock & Cooper                                                                      A I M Distributors, Inc.
                                                                                               11 Greenway Plaza
Louis S. Sklar                                                                                 Suite 100
Executive Vice President,                                                                      Houston, TX 77046
Development and Operations,
Hines Interests                                                                                AUDITORS
Limited Partnership
                                                                                               Ernst & Young LLP
                                                                                               1221 McKinney, Suite 2400

                                                                                               Houston, TX 77010

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 91.38% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $42,206,233 for the Fund's tax year ended July 31, 2001, of which 100% is 20% rate gain.

Of ordinary dividends paid to shareholders during the Fund's tax year ended September 10, 2001, 85.22% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $14,221,250 for the Fund's tax year ended September 10, 2001, of which 100% is 20% rate gain.

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                        INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has
                                                                                               provided leadership in the mutual
     MORE AGGRESSIVE                               MORE AGGRESSIVE                              fund industry since 1976 and
                                                                                               managed approximately $171 billion
AIM Small Cap Opportunities(1)               AIM Developing Markets                            in assets for 9.5 million
AIM Mid Cap Opportunities(1)                 AIM European Small Company                        shareholders, including individual
AIM Large Cap Opportunities(2)               AIM Asian Growth                                  investors, corporate clients and
AIM Emerging Growth                          AIM International Emerging Growth                 financial institutions, as of June
AIM Small Cap Growth                         AIM European Development                          30, 2001.
AIM Aggressive Growth                        AIM Euroland Growth                                   The AIM Family of
AIM Mid Cap Growth                           AIM Global Aggressive Growth                      Funds--Registered Trademark-- is
AIM Small Cap Equity                         AIM International Equity                          distributed nationwide, and AIM
AIM Capital Development                      AIM International Value(4)                        today is the seventh-largest mutual
AIM Constellation                            AIM Worldwide Spectrum                            fund complex in the United States
AIM Dent Demographic Trends                  AIM Global Trends                                 in assets under management,
AIM Select Equity(3)                         AIM Global Growth                                 according to Strategic Insight, an
AIM Large Cap Growth                                                                           independent mutual fund monitor.
AIM Weingarten                                   MORE CONSERVATIVE                             AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                             PLC, one of the world's largest
AIM Value II                                 SECTOR EQUITY FUNDS                               independent financial services
AIM Charter                                                                                    companies with $408 billion in
AIM Value                                         MORE AGGRESSIVE                              assets under management as of June
AIM Blue Chip                                                                                  30, 2001.
AIM Basic Value                              AIM New Technology
AIM Large Cap Basic Value                    AIM Global Telecommunications and Technology
AIM Balanced                                 AIM Global Infrastructure
                                             AIM Global Energy(5)
    MORE CONSERVATIVE                        AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Real Estate(6)
                                             AIM Global Utilities

                                                 MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Municipal Bond
AIM High Yield                               AIM Tax-Free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                                MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


A I M DISTRIBUTORS, INC.                                                FLX-AR-1